Alger Growth & Income Fund

Summary Prospectus

August 30, 2017

Class   Ticker Symbols

T  AGITX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated August 30, 2017, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Growth & Income Fund seeks to provide capital appreciation and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount if you invest at least $250,000 in Class T Shares of the Fund. More information about this discount is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and in Appendix A — Sales Charge Waivers and Discounts Available from Intermediaries beginning on page A-21 of the Fund's Prospectus.

Class T
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	2.50%
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.585%
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	.305%
Total Annual Fund Operating Expenses	1.14%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class T	$363	$603	$862	$1,601

Inspired by Change, Driven by Growth.

ALGER GROWTH & INCOME FUND 2/4

Summary Prospectus

August 30, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5.36% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund invests primarily in equity securities such as common or preferred stocks which Fred Alger Management, Inc. believes offer opportunities for capital appreciation and which also pay dividends. In considering such companies, Fred Alger Management, Inc. classifies them into three categories: Dividend Leaders — companies that generate high dividend yields; Dividend Growers — companies that have a history of strong and consistent dividend growth; and Kings of Cash Flow — companies that have strong potential for generating capital appreciation and the ability to return significant amounts of cash to investors as a result of their free cash flow. The Fund intends to invest at least 65% of its total assets in dividend paying equity securities. The Fund may invest up to 35% of its total assets in equity securities that do not pay dividends or in money market instruments and repurchase agreements. The Fund focuses on growing companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the S&P 500 Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization stocks. At June 30, 2017, the market capitalization of the companies in this index ranged from $2.8 billion to $750.8 billion.

The Fund's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.

The Fund can invest in foreign securities.

Principal Risks

An investment in the Fund involves risks. The Fund's share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Risk — An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk — Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Equity Securities Risk — As with any portfolio that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. In addition, there are special risks associated with investing in preferred securities, including deferral and omission of distributions, subordination to bonds and other debt securities in a company's capital structure, limited liquidity, limited voting rights and special redemption rights. The market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks.

Growth Stocks Risk — Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Income-Producing Securities Risk — companies may cut or fail to declare dividends due to market downturns or other reasons.

Smaller Cap Securities Risk — investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Foreign Securities Risk — the Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated

ALGER GROWTH & INCOME FUND 3/4

Summary Prospectus

August 30, 2017

with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Class T Shares were not offered prior to February 28, 2017. Historical performance prior to February 28, 2017 is that of the Fund's Class A Shares. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Previously, the Fund followed a different investment objective and different strategies under the name "Alger Balanced Fund." Performance prior to April 1, 2011 does not reflect the Fund's current investment objective and strategies. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Annual Total Return for Class A Shares as of December 31 (%)

The year-to-date total return of the Fund's Class A Shares as of June 30, 2017 was 9.40%.

Average Annual Total Return as of December 31, 2016

	1 Year	5 Years	10 Years	Since 12/31/96
Class A (Inception 12/31/96)*
Return Before Taxes	4.43%	11.37%	6.89%	7.68%
Return After Taxes on Distributions	3.70%	10.25%	6.01%	6.61%
Return After Taxes on Distributions and Sale of Fund Shares	2.49%	8.62%	5.15%	5.93%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	7.68%

* The returns shown are for Class A Shares, which would have substantially similar annual returns as Class T Shares because the Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

ALGER GROWTH & INCOME FUND 4/4

Summary Prospectus

August 30, 2017

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Manager:	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio:
Fred Alger Management, Inc.	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2011	Gregory S. Adams, CFA Senior Vice President, Director of Quantitative & Risk Management and Portfolio Manager Since April 2012

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in Class T Shares of the Fund.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50

Minimums may be waived in certain circumstances.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

Gth&IncT 83017